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                                                                   Exhibit 10.12

                                JAZZ PHOTO CORP.

                          1997 LONG-TERM INCENTIVE PLAN

1.    Purpose

      The purpose of the Jazz Photo Corn. Long-Term Incentive Plan (the "Plan") is to attract and retain and provide incentives to employees, officers, directors and consultants of, and vendors to, the Corporation, and to thereby increase overall shareholders' value. The Plan generally provides for restricted and unrestricted grants of capital stock, stock options, stock appreciation rights, or any combination of the foregoing to the eligible participants.

2.    Definitions

      (a) "Award" includes, without limitation, stock options (including incentive stock options within the meaning of Section 422(b) of the Code) with or without stock appreciation rights, dividend equivalent rights, stock awards, restricted share awards, or other awards that are valued in whole or in part by reference to, or are otherwise based on, the Common Stock and Class A Common Stock ("other Common Stock-based Awards") all on a stand alone, combination or tandem basis, as described in or granted under this Plan.

      (b) "Award Agreement" means a written agreement setting forth the terms and conditions of each Award made under this Plan.

      (c) "Board" means the Board of Directors of the Corporation.

      (d) "Code" means the Internal Revenue Code of 1986, (as amended from time to time.)

      (e) "Committee" means the Committee of the Board as may be designated by the Board from time to time to administer this Plan, the members of which shall consist solely of members of the Board who are "disinterested persons" within the meaning of Rule 16b-3 of the Exchange Act and are "outside directors" for purposes of Code Section 162(m)(4)(C) of the Code.

      (f) "Common Stock" means the Common Stock of the Corporation, par value $.O1 per share. "Class A Common Stock" means the Class A Common Stock of the Corporation, par value $.O1 per share.

      (g) "Corporation" means Jazz Photo Corp., a New Jersey corporation.

      (h) "Employee" means an employee of the Corporation or a Subsidiary.

      (i) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

      (j) "Fair Market Value" means the closing price for the Common Stock or Class A Common Stock, as applicable, as quoted on a national securities exchange or the quotation system of a registered national inter-dealer association, as applicable, on the relevant valuation date or, if there were no sales on the valuation date, on the next preceding date on which such closing price was recorded. If such shares are not traded on any national securities exchange or quoted in any inter-dealer market, the Committee may in the exercise of its good faith judgment adopt some other definition of Fair Market Value.

      (k) "Participant" means an Employee, officer, director, consultant or vendor who has been granted an Award under the Plan.

      (l) "Plan Year" means a twelve-month period beginning with January 1 of each year.

      (m) "Subsidiary" means any corporation or other entity, whether domestic or foreign, in which the Corporation has or obtains, directly or indirectly, a proprietary interest of more than 50% by reason of stock ownership or otherwise.

3.    Eligibility

      My Employee, officer, director, consultant or vendor of the Corporation or Subsidiary selected by the Committee is eligible to receive an Award.

4.    Plan Administration

      (a) Except as otherwise determined by the Board, the Plan shall be administered by the Committee. The Board, or the Committee, to the extent determined by the Board, shall periodically make determinations with respect to the participation of Employees, officers, directors, consultants and vendors in the Plan and, except as otherwise required by law or this Plan, the grant terms of Awards, including vesting schedules, price, restriction or option period, dividend rights, post-retirement and termination rights, payment alternatives such as cash, stock, contingent awards or other means of payment consistent with the purposes of this Plan, and such other terms and conditions as the Board or the Committee deems appropriate which shall be contained in an Award Agreement with respect to a Participant.

      (b) The Committee shall have authority to interpret and construe the provisions of the Plan and any Award Agreement and make determinations pursuant to any Plan provision or Award Agreement which shall be final and binding on all persons.


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

No member of the Committee shall be liable for any action or determination made in good faith, and the members shall be entitled to indemnification and reimbursement in the manner provided in the Corporation's Certificate of Incorporation, as it may be amended from time to time.

      (c) The Committee shall have the authority at any time to provide for the conditions and circumstances under which Awards shall be forfeited.

5.    Capital Stock Subject to the Provisions of this Plan

      (a) The capital stock subject to the provisions of this Plan shall be shares of Common Stock and Class A Common Stock either authorized and unissued or held as treasury stock, or both. Subject to adjustment in accordance with the provisions of Section 10, and subject to Section 5(c) below, the total number of shares of Common Stock and Class A Common Stock available for grants of Awards shall not exceed _______ shares and shall consist of shares of Common Stock and Class A Common Stock in any proportion so long as the total number of shares of both such classes taken together issuable hereunder shall not exceed ________ shares.

      (b) Any shares ceasing to be subject to an option because of the surrender of such option in lieu of exercise shall become again available for Awards under the Plan. The grant of a restricted share Award shall be deemed to be equal to the maximum number of shares which may be issued under the Award. Awards payable only in cash will not reduce the number of shares available for Awards granted under the Plan.

      (c) There shall be carried forward and be available for Awards under the Plan, in addition to shares available for grant under paragraph (a) of this
Section 5, all of the following: (i) any unused portion of the limit set forth in paragraph (a) of this Section 5; (ii) shares represented by Awards which are cancelled, forfeited, surrendered, terminated, paid in cash or expire unexercised; and (iii) the excess amount of variable Awards which become fixed at less than their maximum limitations.

6.    Awards Under This Plan

      (a) Discretionary Awards. As the Board or Committee may determine, the following types of Awards and other Common Stock-based Awards may be granted under this Plan on a stand alone, combination or tandem basis:

            (i) Stock Option. A right to buy a specified number of shares of Common Stock or Class A Common Stock at a fixed exercise price during a specified time, all as the Committee may determine; provided that the exercise price of any option shall not be less than 100% of the Fair Market Value of the Common Stock or Class A Common Stock, as applicable, on the date of grant of the Award.


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

            (ii) Incentive Stock Option. An Award in the form of a stock option which shall comply with the requirements of Section 422 of the Code or any successor section as it may be amended from time to time. Subject to adjustment in accordance with the provisions of Section 10, the aggregate number of shares which may be subject to incentive stock option Awards under this Plan shall not exceed 300,000 shares (less those shares awarded under Section 5 above). To the extent that Section 422 of the Code requires certain provisions to be set forth in a written plan, said provisions are incorporated herein by this reference.

            (iii) Stock Appreciation Right. A right contained in the grant of a stock option or incentive stock option to receive the excess of the Fair Market Value of a share of Common Stock or Class A Common Stock, as applicable, on the date the option is surrendered over the option exercise price contained in the Award Agreement.

            (iv) Restricted Shares. A transfer of Common Stock or Class A Common Stock, as applicable, to a Participant subject to forfeiture until such restrictions, terms and conditions as the Committee may determine are fulfilled.

            (v) Dividend or Equivalent. A right to receive dividends or their equivalent in value in Common Stock or Class A Common Stock, as applicable, cash or in a combination of both with respect to any new or previously existing Award.

            (vi) Stock Award. An unrestricted transfer of ownership of Common Stock or Class A Common Stock which may only be made to Employees other than Employees who are officers or directors of the Corporation for purposes of
Section 16 of the Exchange Act, when the Exchange Act is applicable to the Corporation.

            (vii) Other Stock-Based Awards. Other Common Stock-based Awards which are related to or serve a similar function to those Awards set forth in this Section 6(a).

7.    Award Agreements

      Each Award under the Plan shall be evidenced by an Award Agreement setting forth the terms and conditions of the Award and executed by the Corporation and Participant.

8.    Other Terms and Conditions

      (a) Assignability. Unless provided to the contrary in any Award, no Award shall be assignable or transferable except where expressly authorized in the Award Agreement, by will and by the laws of descent and distribution. During the lifetime of a Participant, the Award shall be exercisable only by such Participant.

      (b) Termination of Employment. The Committee shall determine the disposition of the grant of each Award in the event of the retirement, disability, death or other termination of a Participant's employment or other relationship with the Corporation or a Subsidiary

      (c) Rights as a Stockholder. A Participant shall have no rights as a stockholder with respect to shares covered by an Award until the date the Participant is the holder of record of the shares subject to the Award. No adjustment will be made for dividends or other rights for which the record date is prior to such date.

      (d) No Obligation to Exercise. The grant of an Award shall impose no obligation upon the Participant to exercise the Award.

      (e) Payments by Participants. The Committee may determine that Awards for which a payment is due from a Participant may be payable: (i) in U.S. dollars by personal check, bank draft or money order payable to the order of the Corporation, by money transfers or direct account debits; (ii) through the delivery or deemed delivery based on attestation to the ownership of shares of Common Stock or Class A Common Stock, as applicable, with a Fair Market Value equal to the total payment due from the Participant; (iii) pursuant to a broker-assisted "cashless exercise" program if established by the Corporation;
(iv) by a combination of the methods described in (i) through (iii) above; or
(v) by such other methods as the Committee may deem appropriate.

      (f) Withholding. Except as otherwise provided by the Committee, (i) the deduction of withholding and any other taxes required by law will be made from all amounts paid in cash and (ii) in the case of payments of Awards in shares of Common Stock or Class A Common Stock the Participant shall be required to pay the amount of any taxes required to be withheld prior to receipt of such stock, or alternatively, the Participant may transfer to the Corporation that number of shares of Common Stock and/or Class A Common Stock which have a Fair Market Value equal to the amount required to be withheld.

      (g) Restrictions on Sale and Exercise. With respect to officers and directors for purposes of Section 16 of the Exchange Act, from and after the date when shares of Common Stock or Class A Common Stock of the Corporation are registered under Section 12 of the Exchange Act and if required to comply with rules promulgated thereunder, (i) no Award providing for exercise, a vesting period, a restriction period or the attainment of performance standards shall permit unrestricted ownership of Common Stock by the Participant for at least six months from the date of grant, and (ii) Common Stock or Class A Common Stock, as applicable, acquired pursuant to this Plan (other than Common Stock or Class A Common Stock acquired as a result of the granting of a "derivative security") may not be sold for at least six months after acquisition.

      (h) Maximum Awards. The maximum number of shares of Common Stock and Class A Common Stock that may be issued to any single Participant pursuant to options under this Plan is 250,000 shares.

9.    Termination, Modification and Amendments

      (a) The Plan may from time to time be terminated, modified or amended by the affirmative vote of the holders of a majority of the outstanding shares of Common Stock of the Corporation present or represented and entitled to vote at a duly held stockholders meeting or by written consent pursuant to Section 14A:5-6 of the Business Corporation Act of the State of New Jersey.

      (b) The Board may at any time terminate the Plan or from time to time make such modifications or amendments of the Plan as it may deem advisable; provided, however, that the Board shall not make any material amendments to the Plan without the approval of at least the affirmative vote of the holders of a majority of the outstanding shares of Common Stock of the Corporation present or represented and entitled to vote at a duly held stockholders meeting or by written consent pursuant to Section 14A:5-6 of the New Jersey Business Corporation Act of the State of New Jersey.

      (c) No termination, modification or amendment of the Plan may adversely affect the rights conferred by an Award without the consent of the recipient thereof.

10.   Recapitalization

      The aggregate number of shares of Common Stock and Class A Common Stock as to which Awards may be granted to Participants, the number of shares thereof covered by each outstanding Award and by each option award granted or to be granted and the price per share thereof in each such Award, shall all be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock or Class A Common Stock, as applicable, resulting from a subdivision or consolidation of shares or other capital adjustment, or the payment of a stock dividend or other increase or decrease in such shares, effected without receipt of consideration by the Corporation, or other change in corporate or capital structure; provided, however, that any fractional shares resulting from any such adjustment shall be eliminated. The Committee may also make the foregoing changes and any other changes, including changes in the classes of securities available, to the extent it is deemed necessary or desirable to preserve the intended benefits of the Plan for the Corporation and the Participants in the event of any other reorganization, recapitalization, merger, consolidation, spin-off, extraordinary dividend or other distribution or similar transaction.


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

11.   No Right to Employment

      No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of, or in the other relationship with, the Corporation or a Subsidiary. The Corporation and each Subsidiary expressly reserve the right at any time to dismiss a Participant free from any liability, or any claim under the Plan.

12.   Governing Law

      To the extent that federal laws do not otherwise control, the Plan shall be construed in accordance with and governed by the laws of the State of New Jersey.

13.   Effective Date and Term

      The effective date of this Plan is January 6, 1997 as amended April 2, 1997, subject to its approval by the holders of the Common Stock of the Corporation. The Plan shall terminate on January 6, 2007 as amended April 2, 1997. No awards shall be granted after the termination of the Plan.

                                JAZZ PHOTO CORP.

                          1997 LONG-TERM INCENTIVE PLAN

                        INCENTIVE STOCK OPTION AGREEMENT

                                 AWARD AGREEMENT

      In consideration of the value of the continuing services of _____________ (hereinafter called "Optionee"), which continuing services the grant of this option is designed to secure, and in consideration of the undertakings made herein by Optionee, and pursuant to its 1997 Long-Term Incentive Plan (hereinafter called the "Plan"), Jazz Photo Corp. (the "Company") hereby grants to Optionee an option, evidenced by this option agreement (the "Agreement"), exercisable for the period and upon the terms and conditions hereinafter set out, to purchase _________________________________ (________) shares of Class A
Common Stock ("Class A Common Stock") of the Company at a price of $____ per share, which price represents at least 100% of the fair market value of a share of the Class A Common Stock at the Date of Grant (as hereinafter defined).

      1. Term of Option. This option is granted and dated on the date set forth next above the Company's signature on page 6 hereof (sometimes hereinafter called the "Date of Grant"), and will terminate and expire, to the extent not previously exercised, ten (10) years after the Date of Grant, or at such earlier time as may be specified in the Agreement or the Plan.

      2. Subject to Plan. This option is subject to all the terms and conditions of the Plan, and specifically to the power (i) of the Committee of the Board of Directors of the Company to make interpretations of the Plan and of the Awards including options granted thereunder, and (ii) of the Board of Directors of the Company to alter, amend, suspend or discontinue the Plan subject to the limitations expressed in the Plan. By acceptance hereof, Optionee acknowledges receipt of a copy of the Plan and recognizes and agrees that all determinations, interpretations or other actions respecting the Plan may be made by a majority of the Board of Directors of the Company or of the Committee, and that such determination, interpretations or other actions are final, conclusive and binding upon all parties, including Optionee.

      3. Exercise of Option.

            (a) Each option shall become exercisable with respect to one-third of the total number of shares subject to the option one year after the Date of Grant and with respect to an additional one-third at the end of each twelve-month period thereafter, during the succeeding two-year period. Notwithstanding the previous sentence, the options shall become exercisable immediately upon an "Exercise Event" of the Company (as defined below). For this purpose an Exercise Event shall be deemed to have occurred if:

                  (A) any "person" (as such term is used in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended), other than persons who were stockholders immediately prior to the Date of Grant becomes the beneficial owner of 20% or more of the combined voting power of the Company's then outstanding securities unless the Board of Directors specifically determines that any specific acquisition or holder of securities shall not constitute an Exercise Event of the Company;

                  (B) at any time the individuals who currently constitute the Board of Directors of the Company cease for any reason to constitute at least a majority thereof. For this purpose, any individual who is (i) a current director of the Company or (ii) a director who was nominated by the Board of Directors of the Company, the majority of whom are either current directors or were nominated by persons described in clauses (i) or (ii), shall be treated as a person who is currently a member of the Board of Directors of the Company;

                  (C) the Company shall sell Common Stock of the Company to the public in an initial public offering pursuant to an effective registration statement filed with the federal Securities and Exchange Commission or in connection with any transaction described in clause (D) below; or

                  (D) the Company shall (i) merge or consolidate with or into another entity, in which holders of the Common Stock or Class A Common Stock of the Company immediately prior to such merger or consolidation shall not own more than 50% of the outstanding equity capitalization of the entity surviving such merger or of such consolidated entity immediately after such merger or consolidation, or (ii) sell all or substantially all of its assets to any entity in which the holders of the Common Stock and Class A Common Stock of the Company immediately prior to such sale shall not own more than 50% of the equity capitalization of the entity which purchases such assets.

            (b) Upon the happening of an Exercise Event (as defined above) upon exercise the Optionee shall receive Common Stock, par value $.01 per share, upon exercise on a share4or-share basis instead of Class A Common Stock.

      4. Manner of Exercise.

            (a) Shares of Class A Common Stock purchased upon exercise of options shall at the time of purchase be paid for in full. To the extent that the right to purchase shares has accrued hereunder, options may be exercised from time to time by providing written notice to the Company stating the full number of shares with respect to which the option is being exercised and the time of delivery thereof, which shall be at least fifteen days after the giving of such notice unless an earlier date shall have been mutually agreed upon. The aforesaid notice must be accompanied by full payment for the shares, which payment is to be by certified or official bank check or the equivalent thereof acceptable to the Company or by delivering Common Stock or Class A Common Stock of the Company, valued at its Fair Market Value (determined as provided in the Plan). At the time of delivery, the Company shall, without transfer or issue tax to the Optionee (or other person entitled to exercise the option), deliver to the Optionee (or to such other person) at the principal office of the Company, or such other place as shall be mutually agreed upon, a certificate or certificates for such shares; provided, however, that the time of delivery may be postponed by the Company for such period as may be required for it with reasonable diligence to comply with any requirements of law. In the event the Class A Common Stock issuable upon exercise is not registered under the Securities Act of 1933 (the "Act"), then the Company at the time of exercise will require, in addition to the foregoing that the registered owner deliver an investment representation in form acceptable to the Company and its counsel and the Company will place a legend on the certificate for such Common Stock restricting the transfer of same. There shall be no obligation or duty for the Company to register under the Act at any time that Class A Common Stock is issued upon exercise of the options, or at any time thereafter.

            (b) Limitation of Amount. Notwithstanding any other provision of the Plan, the aggregate Fair Market Value (determined at the time an Incentive Option is granted) of the Class A Common Stock with respect to which incentive options are exercisable by the Optionee (or other person entitled to exercise the incentive option) during any calendar year shall not exceed $100,000.

            (c) Non-Assignability of Option Rights. No option shall be assignable or transferable otherwise than by will or by the laws of descent and distribution. During the lifetime of an Optionee, the option is exercisable only by the Optionee.

      5. Termination of Employment.

            (a) In the event that Optionee's employment by the Company or a Subsidiary shall terminate, and the provisions of Sections 5(b), 5(c) or 5(e) do not apply, the option granted to Optionee pursuant to this Agreement shall terminate immediately.

            (b) In the event that Optionee shall die while in the employment of the Company (or a Subsidiary) or if Optionee's employment by the Company (or a Subsidiary) is terminated because Optionee has become disabled within the meaning of Section 105(d)(4) of the Code, Optionee, Optionee's estate or beneficiary shall have the right to exercise Optionee's options at any time within six months from the date of death of Optionee or termination due to disability. Notwithstanding the foregoing, the provisions of this Section 5(b) shall be subject to Section 3, 5(c) and 5(e) as may earlier terminate the option.

            (c) In the event that any termination of employment is due to retirement with the consent of Optionee's employer, the Optionee shall have the right to exercise the option at any time within three months after such retirement to the extent he was entitled to exercise the same immediately prior to retirement. Notwithstanding the foregoing, the provisions of this Section 5(c) shall be subject to Section 3, 5(b) and 5(e) as may earlier terminate the option.

            (d) Adjustment of Options on Recapitalization. The aggregate number of shares of Common Stock or Class A Common Stock for which options may be granted to persons participating under the Plan, the number of shares subject to outstanding options, and the exercise price per share for each such option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock or Class A Common Stock of the Company resulting from the subdivision or consolidation of shares, or the payment of a stock dividend after the effective date of this Plan, or other increase or decrease in such shares effected without receipt of consideration by the Company; provided, however, that any options to purchase fractional shares resulting from any such adjustment shall be eliminated and provided further, that any such adjustment shall be made in a manner so as not to constitute a modification as defined in
Section 425(h)(3) of the Code.

            (e) Dissolution of Issuer of Option Stock. In the event of the proposed dissolution or liquidation of the Company, the options granted hereunder shall terminate as of a date to be fixed by the Committee, provided that not less than thirty (30) days' prior written notice of the date so fixed shall be given to the Optionee, and the Optionee shall have the right, during the period of thirty (30) days preceding such termination, to exercise his option. Notwithstanding the foregoing, the provisions of this Section shall be subject to Section 3.

            (f) Rights as a Shareholder. The Optionee shall have no rights as a shareholder with respect to any shares of Common Stock or Class A Common Stock of the Company held under the option until the date of issuance of the stock certificates to Optionee or Optionee's agent or custodian for such shares.

            (g) Stock Legend. Certificates evidencing shares of the Company's Class A Common Stock purchased upon the exercise of any option issued under this Agreement shall be endorsed with a legend in substantially the following form:

            "The shares evidenced by this certificate may not be sold or transferred prior to _____________ 19__, in the absence of a written statement from Jazz Photo Corp. (the "Company") to the effect that the Company is aware of the fact of such sale or transfer.

            "The blank contained in such legend shall be filled in with the date which is the later of two years and one day from the day the Incentive Option was granted or one year and one day after the date of exercise of such Incentive Option. Upon delivery to the Company, at its principal executive office, of a written statement to the effect that such shares have been sold or transferred prior to such date, the Company does hereby agree to promptly deliver to the transfer agent for such shares a written statement to the effect that the Company is aware of the fact of such sale or transfer."

            (h) Act Legend. Each certificate representing shares of Class A Common Stock issued pursuant to the exercise of an option under this Agreement shall bear the following Securities Act of 1933 legend:

            "The offer or sale of the shares evidenced by this certificate have not been registered under the Securities Act of 1933 and, accordingly, such shares may not be sold, transferred or otherwise disposed of except upon full compliance with such law or an exemption therefrom."

      6. Shareholders' Agreement. Reference is made to a certain Shareholders' Agreement (the "Shareholders' Agreement") among the Company and certain of its shareholders including Optionee. Upon the exercise of any option under this Agreement by Optionee, the shares issuable hereunder shall be subject to all the terms and conditions of the Shareholders' Agreement and shall bear a legend to the following effect:

            "The shares represented by this certificate are subject to the terms of a Shareholders' Agreement dated as of January __ 1997, which, among other provisions, restrains the disposition hereof. A copy of the Shareholders' Agreement may be examined by the holder of this certificate at the offices of the Company."

            IN WITNESS WHEREOF, this Incentive Stock Option Agreement is executed as of the __th day of January, 1997.


                                       JAZZ PHOTO CORP.



                                       By:_______________________________


            The undersigned Optionee hereby accepts the benefits of the foregoing Incentive Stock Option Agreement.



                                       __________________________________
                                                               , Optionee

                                JAZZ PHOTO CORP.


                          1997 LONG-TERM INCENTIVE PLAN

                             STOCK OPTION AGREEMENT

                                   ----------

                                 AWARD AGREEMENT

                                   ----------

      In consideration of the value of the continuing services of _____________ (hereinafter called "Optionee"), which continuing services the grant of this option is designed to secure, and in consideration of the undertakings made herein by Optionee, and pursuant to its 1997 Long-Term Incentive Plan (hereinafter called the "Plan"), Jazz Photo Corp. (the "Company") hereby grants to Optionee an option, evidenced by this option agreement (the "Agreement"), exercisable for the period and upon the terms and conditions hereinafter set out, to purchase _________________________________ _______ shares of Class A
Common Stock ("Class A Common Stock") of the Company at a price of $____ per share, which price represents at least 100% of the fair market value of a share of the Class A Common Stock at the Date of Grant (as hereinafter defined).

      1. Term of Option. This option is granted and dated on the date set forth next above the Company's signature on page 6 hereof(sometimes hereinafter called the "Date of Grant"), and will terminate and expire, to the extent not previously exercised, ten (10) years after the Date of Grant, or at such earlier time as may be specified in the Agreement or the Plan.

      2. Subject to Plan. This option is subject to all the terms and conditions of the Plan, and specifically to the power (i) of the Committee of the Board of Directors of the Company to make interpretations of the Plan and of the Awards including options granted thereunder, and (ii) of the Board of Directors of the Company to alter, amend, suspend or discontinue the Plan subject to the limitations expressed in the Plan. By acceptance hereof, Optionee acknowledges receipt of a copy of the Plan and recognizes and agrees that all determinations, interpretations or other actions respecting the Plan may be made by a majority of the Board of Directors of the Company or of the Committee, and that such determination, interpretations or other actions are final, conclusive and binding upon all parties, including Optionee.

      3. Exercise of Option.

            (a) Each option shall become exercisable with respect to one-third of the total number of shares subject to the option one year after the Date of Grant and with respect to an additional one-third at the end of each twelve-month period thereafter, during the succeeding two-year period. Notwithstanding the previous sentence, the options shall become exercisable immediately upon an "Exercise Event" of the Company (as defined below). For this purpose an Exercise Event shall be deemed to have occurred if:

                  (A) any "person" (as such term is used in Sections 13(d) and I 4(d)(2) of the Securities Exchange Act of 1934, as amended), other than persons who were stockholders immediately prior to the Date of Grant becomes the beneficial owner of 20% or more of the combined voting power of the Company's then outstanding securities unless the Board of Directors specifically determines that any specific acquisition or holder of securities shall not constitute an Exercise Event of the Company;

                  (B) at any time the individuals who currently constitute the Board of Directors of the Company cease for any reason to constitute at least a majority thereof. For this purpose, any individual who is (i) a current director of the Company or (ii) a director who was nominated by the Board of Directors of the Company, the majority of whom are either current directors or were nominated by persons described in clauses (i) or (ii), shall be treated as a person who is currently a member of the Board of Directors of the Company;

                  (C) the Company shall sell Common Stock of the Company to the public in an initial public offering pursuant to an effective registration statement filed with the federal Securities and Exchange Commission or in connection with any transaction described in clause (D) below; or

                  (D) the Company shall (i) merge or consolidate with or into another entity, in which holders of the Common Stock or Class A Common Stock of the Company immediately prior to such merger or consolidation shall not own more than 50% of the outstanding equity capitalization of the entity surviving such merger or of such consolidated entity immediately after such merger or consolidation, or (ii) sell all or substantially all of its assets to any entity in which the holders of the Common Stock and Class A Common Stock of the Company immediately prior to such sale shall not own more than 50% of the equity capitalization of the entity which purchases such assets.

            (b) Upon the happening of an Exercise Event (as defined above) upon exercise the Optionee shall receive Common Stock, par value $.01 per share, upon exercise on a share-for-share basis instead of Class A Common Stock.

      4. Manner of Exercise.

            (a) Shares of Class A Common Stock purchased upon exercise of options shall at the time of purchase be paid for in full. To the extent that the right to purchase shares has accrued hereunder, options may be exercised from time to time by providing written notice to the Company stating the full number of shares with respect to which the option is being exercised and the time of delivery thereof, which shall be at least fifteen days after the giving of such notice unless an earlier date shall have been mutually agreed upon. The aforesaid notice must be accompanied by full payment for the shares, which payment is to be by certified or official bank check or the equivalent thereof acceptable to the Company or by delivering Common Stock or Class A Common Stock of the Company, valued at its Fair Market Value (determined as provided in the Plan). At the time of delivery, the Company shall, without transfer or issue tax to the Optionee (or other person entitled to exercise the option), deliver to the Optionee (or to such other person) at the principal office of the Company, or such other place as shall be mutually agreed upon, a certificate or certificates for such shares; provided, however, that the time of delivery may be postponed by the Company for such period as may be required for it with reasonable diligence to comply with any requirements of law. In the event the Class A Common Stock issuable upon exercise is not registered under the Securities Act of 1933 (the "Act"), then the Company at the time of exercise will require, in addition to the foregoing that the registered owner deliver an investment representation in form acceptable to the Company and its counsel and the Company will place a legend on the certificate for such Common Stock restricting the transfer of same. There shall be no obligation or duty for the Company to register under the Act at any time that Class A Common Stock is issued upon exercise of the options, or at any time thereafter.

            (b) Non-Assignability of Option Rights. No option shall be assignable or transferable otherwise than by will or by the laws of descent and distribution. During the lifetime of an Optionee, the option is exercisable only by the Optionee.

      5. Termination of Employment.

            (a) In the event that Optionee's employment by the Company or a Subsidiary shall terminate, and the provisions of Sections 5(b), 5(c) or 5(e) do not apply, the option granted to Optionee pursuant to this Agreement shall terminate immediately

            (b) In the event that Optionee shall die while in the employment of the Company (or a Subsidiary) or if Optionee's employment by the Company (or a Subsidiary) is terminated because Optionee has become disabled within the meaning of Section 105(d)(4) of the Code, Optionee, Optionee's estate or beneficiary shall have the right to exercise Optionee's options at any time within six months from the date of death of Optionee or termination due to disability. Notwithstanding the foregoing, the provisions of this Section 5(b) shall be subject to Section 3, 5(c) and 5(e) as may earlier terminate the option.

            (c) In the event that any termination of employment is due to retirement with the consent of Optionee's employer, the Optionee shall have the right to exercise the option at any time within three months after such retirement to the extent he was entitled to exercise the same immediately prior to retirement. Notwithstanding the foregoing, the provisions of this Section 5(c) shall be subject to Section 3, 5(b) and 5(e) as may earlier terminate the option.

            (d) Adjustment of Options on Recapitalization. The aggregate number of shares of Common Stock or Class A Common Stock for which options may be granted to persons participating under the Plan, the number of shares subject to outstanding options, and the exercise price per share for each such option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock or Class A Common Stock of the Company resulting from the subdivision or consolidation of shares, or the payment of a stock dividend after the effective date of this Plan, or other increase or decrease in such shares effected without receipt of consideration by the Company; provided, however, that any options to purchase fractional shares resulting from any such adjustment shall be eliminated; and provided further, that any such adjustment shall be made in a manner so as not to constitute a modification as defined in
Section 425(h)(3) of the Code.

            (e) Dissolution of Issuer of Option Stock. In the event of the proposed dissolution or liquidation of the Company, the options granted hereunder shall terminate as of a date to be fixed by the Committee, provided that not less than thirty (30) days' prior written notice of the date so fixed shall be given to the Optionee, and the Optionee shall have the right, during the period of thirty (30) days preceding such termination, to exercise his option. Notwithstanding the foregoing, the provisions of this Section shall be subject to Section 3.

            (f) Rights as a Shareholder. The Optionee shall have no rights as a shareholder with respect to any shares of Common Stock or Class A Common Stock of the Company held under the option until the date of issuance of the stock certificates to Optionee or Optionee's agent or custodian for such shares.

            (g) Stock Legend. Certificates evidencing shares of the Company's Class A Common Stock purchased upon the exercise of any option issued under this Agreement shall be endorsed with a legend in substantially the following form:

            "The shares evidenced by this certificate may not be sold or transferred in the absence of a written statement from Jazz Photo Corp. (the "Company") to the effect that the Company is aware of the fact of such sale or transfer."

            (h) Act Legend. Each certificate representing shares of Class A Common Stock issued pursuant to the exercise of an option under this Agreement shall bear the following Securities Act of 1933 legend:

            "The offer or sale of the shares evidenced by this certificate have not been registered under the Securities Act of 1933 and, accordingly, such shares may not be sold, transferred or otherwise disposed of except upon full compliance with such law or an exemption therefrom."

            IN WITNESS WHEREOF, this Stock Option Agreement is executed as of the __th day of April, 1997.

                                       JAZZ PHOTO CORP.



                                    By:_______________________________


            The undersigned Optionee hereby accepts the benefits of the foregoing Stock Option Agreement.



                                    __________________________________
                                                             ,Optionee